                                                                 EXHIBIT 10(f-6)

                      SIXTH AMENDMENT TO CREDIT AGREEMENT


         THIS SIXTH AMENDMENT TO CREDIT AGREEMENT, dated as of August 13, 1996 (the "Amendment"), among KINDERCARE LEARNING CENTERS, INC., a Delaware corporation (the "Borrower"); THE TORONTO-DOMINION BANK, acting through its Houston Agency, as the issuer of certain letters of credit (in such capacity, the "Facing Bank"); THE TORONTO-DOMINION BANK, GENERAL ELECTRIC CAPITAL CORPORATION, FIRST ALABAMA BANK, UNITED STATES NATIONAL BANK OF OREGON, ABN*AMRO BANK N.V., ACTING THROUGH ITS ATLANTA AGENCY, NATIONSBANK, N.A. (SOUTH) (SUCCESSOR-BY-MERGER TO NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION), and SOUTHTRUST BANK OF ALABAMA, N.A. (collectively, the "Lenders"), and TORONTO DOMINION (TEXAS), INC., as agent for the Lenders and the Facing Bank (in such capacity, the "Agent");

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Facing Bank, the Agent and the Lenders are parties to that certain Credit Agreement dated June 2, 1994, as amended by that certain First Amendment to Credit Agreement dated as of October 6, 1994, that certain Second Amendment to Credit Agreement dated as of January 6, 1995, that certain Third Amendment to Credit Agreement dated as of May 24, 1995, that certain Fourth Amendment to Credit Agreement dated as of April 5, 1996, and that certain Fifth Amendment to Credit Agreement dated as of May 17, 1996 (as so amended and as the same may be hereafter amended, supplemented and modified from time to time, the "Credit Agreement"), pursuant to which the Facing Bank, the Lenders and the Agent have established a $149,648,813 revolving loan and letter of credit facility in favor of the Borrower; and

         WHEREAS, the Borrower desires to modify and amend its right under the terms of the Credit Agreement (i) to purchase, redeem and retire its Senior Public Notes and (ii) to use proceeds from the Loans for such purposes, as more particularly set forth hereinbelow; and

         WHEREAS, the Lenders, the Facing Bank and the Agent are willing to permit such modifications and amendments, subject to the terms, conditions and limitations hereinafter set forth;
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         NOW, THEREFORE, in consideration of these premises, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agent, the Facing Bank, the Lenders and the Borrower agree that capitalized terms herein shall have the meanings ascribed thereto in the Credit Agreement except as otherwise defined or limited herein, and further agree as follows:


         1. Amendment to Section 8.7. Section 8.7 of the Credit Agreement, Restricted Payments and Restricted Purchases, is hereby amended by deleting Subsection (c) of said Section 8.7 in its entirety, and by substituting the following language in lieu thereof as a new Subsection (c) of said Section 8.7:

                 "(c)     make any principal payment on, or repurchase, redeem,
         defease, retire or otherwise acquire for value, prior to any scheduled principal payment, sinking fund or maturity, any Subordinated Indebtedness or Senior Public Notes; provided, however, that the Borrower may so repurchase, redeem, retire or otherwise acquire for value Senior Public Notes (in each case, for purposes of this Section 8.7, a 'Senior Public Note Retirement'), so long as (i) each such Senior Public Note Retirement is consistent with and does not violate the terms and provisions of the Indenture or any other provision of this Agreement; (ii) the price paid by the Borrower in connection with any such Senior Public Note Retirement does not exceed the sum of (A) 115% of the principal amount thereof, plus (B) accrued and unpaid interest on such Senior Public Notes, (C) ordinary and customary costs of such transaction (e.g., brokerage commissions); and (iii) all Senior Public Notes purchased, redeemed or acquired by the Borrower pursuant to the provisions of this paragraph shall be immediately delivered to the Trustee for cancellation, without the issuance of replacement Senior Public Notes therefor; or".

         2. No Other Amendment. Except for the amendments set forth or referred to above, the text of the Credit Agreement shall remain unchanged and in full force and effect. The Borrower acknowledges and expressly agrees that the Agent, the Facing Bank and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement.


                                      -2-
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         3.      Representations and Warranties.  The Borrower hereby
represents and warrants in favor of the Agent, the Facing Bank and each Lender, as follows:

                 (a) Each representation and warranty set forth in Article 5 of the Credit Agreement is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent previously fulfilled in accordance with the terms of the Credit Agreement, as amended previously or hereby, and to the extent relating specifically to the Closing Date or otherwise inapplicable;

                 (b) The Borrower has the corporate power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                 (c) This Amendment has been duly authorized, validly executed and delivered by Authorized Signatories, and this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower); and

                 (d) the execution and delivery of this Amendment and the Borrower's performance hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, nor be in contravention of or in conflict with the certificate of incorporation or the by-laws of the Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking to which the Borrower is party or by which the Borrower's assets or properties are or may become bound.

         4. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.



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         5.      Loan Documents.  Each reference in the Credit Agreement or any other Loan Document to the term "Credit Agreement" shall hereafter mean and refer to the Credit Agreement as amended hereby or as the same may hereafter be amended.

         6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

         7. Construction of Amendment. Each party acknowledges that it has participated in the negotiation of this Amendment, and no provision of this Amendment shall be construed against or interpreted to the disadvantage of any party hereto or thereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision; that the Borrower at all times has had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Amendment, and the Borrower has had the opportunity to review and analyze this Amendment for a sufficient period of time prior to the execution and delivery hereof; that all of the terms of this Amendment were negotiated at arm's-length, and that this Amendment was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the parties upon the others; and that the execution and delivery of this Amendment is the free and voluntary act of the Borrower and each other party hereto.





                  [Remainder of Page Intentionally Left Blank]





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         IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute, deliver and seal this Amendment as of the day and year first above written, to be effective as of the Closing Date.


BORROWER:                                  KINDERCARE LEARNING CENTERS, INC.

                                           By: /s/ Philip L. Maslowe
                                           ------------------------------------
                                               Title: Executive Vice President
[CORPORATE SEAL]                                      & Chief Financial Officer

                                           Attest: /s/ Rebecca Bryan
                                           ------------------------------------
                                               Title: Vice President & General
                                                      Counsel



AGENT:                                     TORONTO DOMINION (TEXAS), INC., as
                                           Agent for the Lenders

                                           By: /s/ Diane Bailey
                                           ------------------------------------
                                               Title: Vice President



FACING BANK:                               THE TORONTO-DOMINION BANK, acting
                                           through its Houston Agency, as Facing
                                           Bank

                                           By: /s/ Diane Bailey
                                           ------------------------------------
                                               Title: Mgr. Syndication &
                                                      Account Administration


LENDERS:                                   THE TORONTO-DOMINION BANK

                                           By: /s/ Diane Bailey
                                           ------------------------------------
                                               Title: Mgr. Syndication &
                                                      Account Administration


[Sixth Amendment to
Credit Agreement for
KinderCare Learning
Centers, Inc.]
Page 1 of 2
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                      GENERAL ELECTRIC CAPITAL CORPORATION


                                           By: /s/ Timothy C. Huban
                                           -------------------------------------
                                               Title: Vice President-Commercial
                                                      Finance


                                           NATIONSBANK, N.A. (SOUTH)
                                           (SUCCESSOR-BY-MERGER TO NATIONSBANK
                                           OF GEORGIA, NATIONAL ASSOCIATION)


                                           By: /s/ Derrick C. Bell
                                           -------------------------------------
                                               Title: Corporate Finance Officer


                                           ABN*AMRO BANK N.V., acting through
                                           its Atlanta Agency

                                           By: /s/ Larry Kelly/Steven L. Hipsman
                                           -------------------------------------
                                               Title: Group Vice
                                                      President/Vice President



                                           FIRST ALABAMA BANK

                                           By: /s/ Lee Clapp
                                           -------------------------------------
                                               Title: Senior Vice President


                                           UNITED STATES NATIONAL BANK OF OREGON

                                           By: /s/ Stephen Mitchell
                                           -------------------------------------
                                               Title: Vice President


                                           SOUTHTRUST BANK OF ALABAMA, N.A.

                                           By: /s/ Alan Long
                                           -------------------------------------
                                               Title: Vice President

[Sixth Amendment to
Credit Agreement for
KinderCare Learning
Centers, Inc.]
Page 2 of 2